Exhibit 10.2
THIRD AMENDMENT
TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 2, 2024 (the “Third Amendment Effective Date”), among BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), each of the Banks party hereto and BANK OF AMERICA, N.A., as administrative agent for itself and each other Bank (in such capacity, the “Agent”).
WHEREAS, the Borrower, the Banks and the Agent, among others, are parties to that certain Ninth Amended and Restated Credit Agreement dated as of June 15, 2021 (as amended, supplemented or otherwise modified prior to, and as in effect immediately prior to this Amendment becoming effective on, the Third Amendment Effective Date, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement. The Credit Agreement, as amended hereby, is referred to herein as the “Amended Credit Agreement”.
WHEREAS, the Borrower has requested that the Banks and the Agent agree to modify the Credit Agreement as herein set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments to Credit Agreement. The parties hereto agree that effective as of the Third Amendment Effective Date, §9.3(k) of the Credit Agreement shall be amended and restated in its entirety as follows:
(a)Investments made by the Borrower (i) in businesses which are not in the business of commercial real estate so long as such businesses have real estate related purposes or such Investments are in connection with a real estate related transaction, including, without limitation, Investments in Mezzanine Loans, Mortgages, contracts for the management of real estate assets for third parties unrelated to the Borrower, and swaps, capped calls, hedges and other derivatives and similar or dissimilar hedging instruments entered into by the Borrower in the ordinary course of business for the purpose of mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by the Borrower, or changes in the value of securities issued by the Borrower, and not as an investment for purposes of speculation and (ii) in capital stock of BPI made pursuant to swaps, capped calls, hedges and other derivatives and similar or dissimilar hedging instruments entered into by the Borrower and/or BPI for the purpose of facilitating an exchangeable note offering of unsecured indebtedness by the Borrower that is permitted under §9.1;
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SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the first date on which each of the following conditions precedent has been satisfied:
(a)The Agent’s receipt of the following, each of which shall be originals, telecopies or in .pdf or other electronic format (followed promptly by originals) in each case in accordance with §36 of the Amended Credit Agreement as incorporated herein pursuant to Section 7 hereof:
(i)counterparts of this Amendment, duly executed and delivered by each of the Borrower, the Agent and Banks constituting Required Banks; and
(ii)a certificate, dated as of the Third Amendment Effective Date, signed by an Authorized Officer of the Borrower certifying that before and after giving effect to this Amendment, (x) each of the representations and warranties made by or on behalf of the Borrower or BPI contained in the Amended Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or the Amended Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the Third Amendment Effective Date (other than the representations in §7.5 and §7.14 of the Amended Credit Agreement, which shall be made only as of the Closing Date), with the same effect as if made at and as of that time (except (i) to the extent of changes resulting from transactions contemplated or not prohibited by the Credit Agreement or the other Loan Documents and changes occurring in the ordinary course of business, (ii) to the extent that such representations and warranties relate expressly to an earlier date, in which case they shall be true and correct as of such earlier date, and (iii) to the extent otherwise represented by the Borrower with respect to the representation set forth in §7.10 of the Amended Credit Agreement); and (y) no Default shall have occurred and be continuing.
(b)    No Default has occurred and is continuing on the Third Amendment Effective Date.
SECTION 3. Representations and Warranties of Loan Parties. After giving effect to this Amendment, the Borrower reaffirms that the representations and warranties made by or on behalf of the Borrower or BPI contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or the Amended Credit Agreement, shall be true and correct on and as of the Third Amendment Effective Date, (other than the representations in §7.5 and §7.14 of the Credit Agreement, which shall be made only as of the Closing Date), with the same effect as if made at and as of that time (except (i) to the extent of changes resulting from transactions contemplated or not prohibited by the Credit Agreement or the other Loan Documents and changes occurring in the ordinary course of business, (ii) to the extent that such representations and warranties relate expressly to an earlier date, in which case they shall be true and correct as of such earlier date, and (iii) to the extent otherwise represented by the Borrower with respect to the representation set forth in §7.10 of the Credit Agreement). The Borrower further represents and
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warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and the Banks that:
(a)    it has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and has taken or caused to be taken all necessary company action to authorize the execution, delivery and performance of this Amendment;
(b)    no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is necessary or required in connection with, the execution, delivery and performance of this Amendment;
(c)    this Amendment has been duly executed and delivered on its behalf by an Authorized Officer of the Borrower, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether enforcement is sought by a proceeding in equity or at law;
(d)    both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing; and
(e)the execution, delivery and performance of this Amendment (i) do not materially conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or BPI is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or BPI, (ii) do not conflict with any provision of the agreement of limited partnership, any certificate of limited partnership, the charter documents or by-laws of the Borrower or BPI, and (iii) do not contravene any provisions of, or constitute Default or Event of Default or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to the Borrower or BPI or any of the Borrower’s or BPI’s properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of BPLP, BPI or, taken as a whole, the BP Group) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of the Borrower or BPI, as and to the extent the same would constitute a Default or Event of Default.
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SECTION 4. Ratification.
(a)Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect.
(b)This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or the Amended Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, whether or not known to the Agent, any Fronting Bank or any of the Banks, or (ii) to prejudice any right or remedy which the Agent, any Fronting Bank or any of the Banks may now have or have in the future against any Person under or in connection with the Credit Agreement, the Amended Credit Agreement the Loan Documents or any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 5. Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 6. Loan Document; References. The parties hereto agree that this Amendment is a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Amended Credit Agreement and as the Amended Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.
SECTION 7. Counterparts; Execution. §36 of the Amended Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.
SECTION 8. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 9. Severability. If any provision of this Amendment shall be held illegal, invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without in any manner affecting the legality, validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.
SECTION 10. Governing Law. THIS AMENDMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND THIS AMENDMENT AND
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ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 11. Headings. Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
SECTION 12. Entire Agreement. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Without limitation of the foregoing:
THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature pages immediately follow]
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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date hereof.
BOSTON PROPERTIES LIMITED PARTNERSHIP
By:     BXP, Inc., its sole general partner

By: /s/ James Magaldi
Name: James Magaldi
Title: Senior Vice President, Finance & Capital Markets

ACKNOWLEDGED AND AGREED:
BXP, INC.

By: /s/ James Magaldi
Name: James Magaldi
Title: Senior Vice President, Finance & Capital Markets

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

BANK OF AMERICA, N.A., as Agent

By: /s/ Elizabeth Uribe
Name: Elizabeth Uribe
Title: Assistant Vice President

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

BANK OF AMERICA, N.A., as a Bank

By: /s/ Dennis Kwan
Name: Dennis Kwan
Title: Senior Vice President

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Bank

By: /s/ Richard Armstrong
Name: Richard Armstrong
Title: Vice President

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

THE BANK OF NEW YORK MELLON, as a Bank

By: /s/ Carol Murray
Name: Carol Murray
Title: Director

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank

By: /s/ Alison Lugo
Name: Alison Lugo
Title: Vice President

By: /s/ Ming K Chu
Name: Ming K Chu
Title: Director

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

MORGAN STANLEY BANK, N.A., as a Bank

By: /s/ Gretell Merlo
Name: Gretell Merlo
Title: Authorized Signatory

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Bank

By: /s/ Brian Kelly
Name: Brian Kelly
Title: SVP

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By: /s/ Patrick T. Brooks
Name: Patrick T. Brooks
Title: Vice President

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

WELLS FARGO BANK N.A., as a Bank

By: /s/ Brendan Poe
Name: Brendan Poe
Title: Managing Director
Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

THE BANK OF NOVA SCOTIA, as a Bank

By: /s/ Allisson Michaels-van Dijkum
Name: Allisson Michaels-van Dijkum
Title: Managing Director & Head of Corporate Banking - U.S. Real Estate, Gaming & Leisure

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

TD BANK, N.A., as a Bank

By: /s/ Jessica Trombly
Name: Jessica Trombly
Title: Vice President

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

TRUIST BANK, as a Bank

By: /s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes, Jr.
Title: Director

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

CITIBANK, N.A., as a Bank

By: /s/ David Bouton
Name: David Bouton
Title: Authorized Signatory

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

MIZUHO BANK, LTD., as a Bank

By: /s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Bank

By: /s/ Joel Dalson
Name: Joel Dalson
Title: Senior Vice President

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH, as a Bank

By: /s/ Stephen White
Name: Stephen White
Title: Associate

By: /s/ David McGannon
Name: David McGannon
Title: Director

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Bank

By: /s/ Khrystyna Manko
Name: Khrystyna Manko
Title: Director

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., as a Bank

By: /s/ Bruce Habig
Name: Bruce Habig
Title: Managing Director

By: /s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement

M&T BANK, as a Bank

By: /s/ Maresa Carney
Name: Maresa Carney
Title: Assistant Vice President

Signature Page to Third Amendment to Boston Properties Limited Partnership Ninth A&R Credit Agreement